EXHIBIT 10.17

                                   ACCOM, INC.
                               1490 O'Brien Drive
                              Menlo Park, CA 94025

                                January 29, 2001


American Bankers Insurance Group, Inc.
Mr. Eugene Matalene
c/o Reboul, MacMurray, Hewitt, Maynard & Kristol
Attn:  Isabel Barzun
45 Rockefeller Plaza
New York, NY 10111

Dear Sirs:

         Reference is made to that certain Third Amendment Agreement and Waiver dated as of January 29, 2001, between American Bankers Insurance Group, Inc. ("ABIG") and Accom, Inc. (the "Company"), attached herewith (the "Waiver").

         The Company has asked Mr. Matalene, one of its outside directors, to assist it in obtaining the Waiver and agrees, by its signature below, to pay Eugene Matalene a fee of 1.5% of the principal amount of the Notes (as defined in the Waiver), i.e. $52,500, for his services. ABIG acknowledges and agrees to Eugene Matalene representing the Company in this capacity and acknowledges that Eugene Matalene will receive the aforesaid fee.

         Please  indicate  your   understanding  of,  and  agreement  with,  the
provisions of this letter by signing and returning to us the enclosed copy of this letter.


                                                       Sincerely,

                                                       ACCOM, INC.

                                                       /s/  JUNAID SHEIKH
                                                       -------------------------
                                                            Junaid Sheikh
                                                            Chairman & CEO


AGREED AND ACCEPTED
As of the 29th day of January, 2001

American Bankers Insurance Group, Inc.

By:  /s/  LEN GARCIA
     ----------------
          Len Garcia

     /s/  EUGENE MATALENE
     ----------------------
          Eugene Matalene, in his individual capacity